UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 9, 2004

                         COMMISSION FILE NO.:  000-50399

                     BATTLE MOUNTAIN GOLD EXPLORATION CORP.
                   ------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                NEVADA                                    86-1066675
   ---------------------------------            ------------------------------
    (STATE OR OTHER JURISDICTION OF            (IRS EMPLOYER IDENTIFICATION NO.)
       INCORPORATION)

        ONE EAST LIBERTY STREET, SIXTH FLOOR, SUITE 9, RENO, NEVADA 89504
      ----------------------------------------------------------------------
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)

                                 (775) 686-6081
                           ---------------------------
                            (ISSUER TELEPHONE NUMBER)

                                      N/A
                           ---------------------------
                            (FORMER NAME AND ADDRESS)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act(17 CFR 240.13e-4(c))

 ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On September 9, 2004, Battle Mountain Gold Exploration Corp., formerly Hudson Ventures, Inc., a Nevada corporation Inc. (the "Registrant"), entered into an Exchange Agreement (the "Agreement") with Battle Mountain Gold Exploration, Inc. ("Battle Mountain" or the "Company"), and the former Battle Mountain shareholders. Pursuant to the Agreement, the Registrant acquired 11,640,000 shares of common stock (or 100%) of Battle Mountain in exchange for an aggregate of 11,640,000 newly issued treasury shares of the Registrant's common stock. The transaction is referred to as the "Exchange" or the "Acquisition." Immediately after the issuance of shares to the former Battle Mountain shareholders, there will be 38,510,000 shares of the Registrant's common stock issued and outstanding.

ITEM 2.01     COMPLETION OF ACQUISITION OF DISPOSITION OF ASSETS.

     On September 9, 2004, the Registrant acquired 100% of the issued and outstanding shares of Battle Mountain pursuant to the Agreement. All of the shareholders of Battle Mountain approved the transaction. Each Battle Mountain shareholder received one (1) share of Registrant's common stock for each share of Battle Mountain common stock for an aggregate of 11,640,000 shares of the Registrant's common stock. As a result of the Agreement, Battle Mountain became a wholly owned subsidiary of the Registrant. Along with the execution of the Agreement, James E. McKay, Ken Tullar and Wade A. Hodges executed stock purchase agreements to purchase 3,700,000, 1,900,000 and 1,900,000 shares, respectively, or an aggregate of 7,500,000 shares, of the Registrant's common stock from Nikoloas Brekropoulos, a former Director of the Registrant. Additionally Bug River Trading Corp. ("Bug River"), Mark Kucher and Paul Taufen executed stock purchase agreements to purchase 2,000,000, 1,000,000 and 500,000 shares, respectively, or an aggregate of 3,500,000, shares of the Registrant's common stock from Dana Neill Upton, the Registrant's former President, Secretary, Treasurer and Director.

BUSINESS DEVELOPMENT

     Battle Mountain was incorporated in the State of Nevada on January 7, 2004. Battle Mountain is a mineral exploration company. Battle Mountain's exploration efforts are primarily focused on gold in the State of Nevada. Nevada is the third largest gold producing in the world, behind just South Africa and Australia.

     On June 8, 2004, Battle Mountain entered into a joint venture that includes a Members Agreement and an Operating Agreement (the "Joint Venture") with Nevada Gold Exploration Solutions, L.L.C., a Nevada limited liability company ("NGXS") to explore the Nevada great basin physiographic area using a proprietary water chemistry database developed by NGXS. The Joint Venture calls for Battle
Mountain's participation with NGXS in the exploration, evaluation and, if justified, the development and mining of mineral resources. Pursuant to the Joint Venture, Battle Mountain agreed to fund an aggregate of $3,250,000 (the "Initial Contribution") for an exploration program (the "Program") in connection with an opportunity to earn up to a 70% interest in Pediment Gold LLC, a newly created Nevada limited liability company ("Pediment") engaged in the gold exploration in the Nevada great basin physiographical area using a proprietary water chemistry database developed by NGXS (the "Database"). Battle Mountain will earn a 50% interest in Pediment after paying an aggregate of $1,165,000 toward the Initial Contribution, of which Battle Mountain has made a non-refundable payment of $325,000. The remainder of the Initial Contribution, as amended on August 15, 2004, is payable as follows: 1) $840,000 due on January 3, 2005; 2) $385,000 due on July 1, 2005; 3) $385,000 due on November 1, 2005;
and 4) $1,315,000 due on April 1, 2006. Battle Mountain's ability to complete the Initial Contribution is contingent on Battle Mountain raising approximately $3 million dollars. NGXS will be the operator until Battle Mountain completes the Initial Contribution, at which time Battle Mountain will become the operator. If Battle Mountain completes the Initial Contribution, Battle Mountain will own 70%, and NGXS will own 30%, of Pediment which will own the properties generated by the Program, except those that may be quitclaimed to Battle Mountain. NGXS' participation will be on a carried basis. NGXS will not be required to fund the ongoing costs of additional exploration. Once Battle Mountain has completed the Initial Contribution, Battle Mountain will have the option to earn an additional 10% interest in each property owned by Pediment by funding $750,000 of additional work per property. NGXS will retain the option, but not the obligation, to conduct such additional work. If Battle Mountain does not complete the Initial Contribution, any interest in Pediment that Battle Mountain may earn will be diluted based on the formula set forth in section 1.3 of Exhibit I of the Operating Agreement, included in Exhibit 10.1 (as amended by Exhibit 10.2) filed herein. If Battle Mountain's interest is diluted to 25% or less, Battle Mountain's interest will be converted to a 1.25% net smelter royalty from the production of minerals from the properties owned by Pediment.

     Ground  Water  Chemistry
     ------------------------

     Battle Mountain's primary gold exploration efforts will be driven by the application of a hydro-geochemical testing program to evaluate ground water chemistry that can identify the presence of gold and associated minerals and elements in gravel-covered pediment locations, most of which have not been tested. Testing in this manner can measure the presence of gold and its associated minerals down to the parts per trillion. This testing will be conducted as part of the Program initially targeting Nevada's gravel-covered pediments.

     As ground water interacts with rock, it picks up a "scent" of the rocks the water passes through. If the ground water encounters gold ore or geochemically altered rocks associated with gold, distinctive water chemical signatures result. These "signatures" form plumes considerably larger than the gold deposits themselves, and present a down-slope deposit "footprint" that indicates mineralization is nearby. Once recognized, this water chemistry "scent" can be used to back track to the source gold deposit, especially when the deposit is hidden by gravels and not exposed at the surface. Ground Water Chemistry can provide a direct indication of the presence of a gravel-covered, gold-bearing system. The Company believes that Ground Water Chemistry will provide a powerful, simple and direct exploration methodology within Nevada's basin and range.

     It is imperative that the Company obtain approximately $3.1 million of additional financing to complete the Initial Contribution and conduct its business operations. The Company is taking steps to raise equity capital or to borrow additional funds. There can be no assurance that any new capital will be available to the Company or that adequate funds will be sufficient for Company operations, whether from the Company's financial markets, or other arrangements will be available when needed or on terms satisfactory to the Company. The Company does not have any commitments from its officers, directors or affiliates to provide funding. The failure of the Company to obtain adequate financing may result in the Company having to delay, curtail or scale back its operations.

DESCRIPTION OF PRINCIPAL PRODUCTS AND SERVICES

     The Company currently does not offer any products or services. In the event that the Company discovers economic deposits of gold or other minerals, it intends to either sell the deposits or, depending on the specific characteristics of each discovery, conduct its own mining operations to extract the gold or other minerals for future sale.

COMPETITIVE BUSINESS CONDITIONS

     The mineral exploration industry is intensely competitive in all its phases. Worldwide, the competitive business environment for minerals exploration is variable and dependent upon geographic location, political and regulatory environments, technology applications, and the specific mineral commodity being sought.

COPYRIGHTS, PATENTS, TRADEMARKS & LICENSES

     NGXS granted the Company a limited, exclusive license to use the Database, NGXS' proprietary data reduction and orientation processes for its GIS database for the state of Nevada, and NGXS' proprietary water sampling protocol. The Company does not otherwise own, or hold any licenses to, any copyrights, patents, trademarks or other types of intellectual property.

NEED FOR GOVERNMENTAL APPROVAL AND THE EFFECTS OF REGULATIONS

     In some jurisdictions, government regulations require permits and, in some cases, reclamation bonding. The details of such permits and the size of the bonds are related to the location of the property and size of the anticipated exploration-related surface disturbance. The effect of these regulations on the Company will include the cost of obtaining permits, posting reclamation bonds (if required), and completing environmental restoration work if a property is to be abandoned.

RESEARCH AND DEVELOPMENT SINCE JANUARY 7, 2004 (INCEPTION)

     Since January 7, 2004 ("Inception"), Battle Mountain has conducted mineral exploration activities using a newly developed high-technology hydro-geochemical exploration program in Nevada.

COSTS AND EFFECTS OF COMPLIANCE WITH ENVIRONMENTAL LAWS

     The costs and effects of compliance with environmental laws vary in different jurisdictions and countries. In general, Battle Mountain will have to obtain permits prior to construction of vehicle access trails and drill sites. In addition, Battle Mountain will be required to perform environmental reclamation of these disturbances if the property is to be abandoned.

EMPLOYEES

     The Company has two (2) full-time employees, both of whom are employed on a full-time basis.

DESCRIPTION OF PROPERTY

     Battle Mountain currently has a one-year lease for approximately 165 square feet of office space in Reno, Nevada that expires April 30, 2005. Battle Mountain pays $960 per month for the office space consisting of monthly base rent of $850 and a monthly charge for telephones and DSL Internet service of $110.

     Battle Mountain is an exploration stage company in search of mineral deposits primarily in Nevada and has no proven or probable reserves. Battle
Mountain does not own, lease or control any properties. Pursuant to the Joint Venture, Battle Mountain has an opportunity to earn up to a 70% interest in Pediment (a joint venture limited liability company formed between Battle Mountain and NGXS). Pediment has a lease on one (1) property and a right to explore and develop an adjoining property in north-central Nevada and is presently negotiating for two additional properties, both of which are adjacent to the two already held. Because the properties are in a very competitive mineral exploration area and Pediment is currently negotiating for (but does not yet hold) the two additional properties, a more detailed location of the properties owned would create a competitive disadvantage to Pediment, Battle Mountain and NGXS. As such, the Registrant undertakes to provide the location of the properties in an amended Form 8-K or other filing at such time as Pediment has completed or abandoned its current negotiations for the adjacent property. The properties are accessible by dirt roads. The first of the two properties held by Pediment is under a mineral exploration lease between Pediment and a private ranch owner. Retention of the lease is predicated on an initial payment of $25,000 (which Pediment paid in September 2004), and subsequent annual payments of $15,000 per year for three years, and $20,000 per year thereafter. The second property is held under a three-year exploration and development agreement covering unpatented mining claims owned by a mining company. Retention of the exploration and development agreement is predicated on an initial payment of $3,000 (which Pediment paid in October 2004), and an obligation to incur work expenditures of $1 million in the evaluation of the property over three years. Pediment will earn a 70% interest in the mining claims after incurring the full amount of the work expenditures and be obligated to enter into a joint venture agreement with the mining company. Pediment's interest is subject to the mining company's right to earn an additional 40% interest upon the payment of $3,000,000 to Pediment or to convert its 30% interest into an interest in 5% of net returns.

     There have not been any previous mining operations on the properties and there is no history of development or production from these properties. Both properties are exploration stage properties without reserves and the proposed work is exploratory in nature. Work to date has included surface field examination and surface and subsurface (from water wells) water sampling. The Program includes soil sampling and geophysical surveys. There has not been, and there are no plant, equipment or surface disturbances on either property. The surface area of the majority of both properties is soil-covered without exposure of rock formations. The exploration planning and current exploration efforts are based on the earlier identification of anomalous mineral concentrations in the subsurface ground water. There are no reports concerning the two properties.

LEGAL PROCEEDINGS

     The Company is not a party to, and its property is not the subject of, any pending legal proceedings.

RELATED  PARTY  TRANSACTIONS

     James E. McKay has entered into a consulting agreement with the Registrant as discussed below under "Item 5.02(c)."

RISK  FACTORS

Risks  Relating  to  Our  Business

WE NEED TO RAISE APPROXIMATELY $3.1 MILLION OF ADDITIONAL CAPITAL.
------------------------------------------------------------------

     The Company needs to raise approximately $3 million to complete our Initial Contribution to the Joint Venture and to conduct its business operations. In August 2004, Battle Mountain renegotiated the dates that the payments are due toward the Initial Contribution as a payment of $840,000 was coming due in August 2004, prior to the renegotiation. The Company intends to raise the additional capital in one or more private placements and/or public offerings. The Company does not have any commitments or identified sources of additional capital from third parties or from its officers, directors or majority shareholders. There is no assurance that additional financing will be available on favorable terms, if at all. If the Company is unable to obtain additional capital on terms satisfactory to the Company's management, or at all, it may cause the Company to delay, curtail or scale back its operations.

BATTLE MOUNTAIN IS AN EXPLORATION STAGE COMPANY THAT LACKS OPERATING HISTORY AND
--------------------------------------------------------------------------------
HASNOT GENERATED ANY REVENUE SINCE INCEPTION.
---------------------------------------------

     Battle Mountain is an exploration stage company that lacks operating history, has not generated any revenue since Inception, and has been dependent on equity capital from its founders (discussed above) to sustain its operations. There is no historical financial information at this time that investors can use to evaluate our business. We are initiating a three-year minerals exploration program for which we need to raise additional capital (discussed above), and have not realized (and do not expect to realize) revenue in the near future. We do not have any commitments or identified sources of capital from third parties or from our officers, directors, majority shareholders or founders. There can be no assurances that we can raise adequate cash to fund the exploration program.
It is likely that our auditors will express an opinion in their forthcoming report on our financial statements that there is substantial doubt about our ability to continue as a going concern. In the event that we cannot continue as a going concern, you will lose your entire investment.

OUR EXPLORATION PROGRAM IS DEPENDENT ON FAVORABLE WEATHER CONDITIONS.
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     The  timely  completion  of  our  exploration  program within the estimated budget is dependent upon our forecast of favorable weather conditions in Nevada. Rain and snow storms can hinder part of the preliminary exploration program. We forecast that the weather could be unfavorable during 30% of the calendar year. If the aggregate duration of unfavorable weather conditions within the period of time intended for our exploration program is not within our forecast, it would have a materially adverse effect upon our ability to complete the exploration program on a timely basis within the estimated budget, which would have a material adverse effect on our business, results of operation and financial condition.

WE ARE ENGAGED IN A BUSINESS THAT IS INHERENTLY SPECULATIVE AND RISKY.
----------------------------------------------------------------------

     Mineral exploration and mining is subject to risks related to a substantial or extended decline in prices of mineral commodities, property acquisition complexities, and restrictive and/or changing political, social and/or environmental laws and regulations. Even if we can implement our business plan and initiate exploration and development activities, there can be no assurance that we will find economic concentrations of precious metals or other economic mineral deposits, or if we are able to find precious metals or other economic minerals, that we can remove such precious metals or other economic minerals in a manner that will result in a profit for us. Because of the inherently speculative and risky nature of the business in which we are engaged, our Company could fail to find economic concentrations of precious metals or other economic mineral deposits, or perform poorly and as a result you could lose your entire investment.

OUR INDUSTRY IS COMPETITIVE IN NATURE.
------------------------------------

     The minerals exploration, development and production industry is variable and dependent upon geographic location, political and regulatory environments, technology applications, and the specific mineral commodity being sought. Many of our competitors have substantially greater financial, managerial and other resources than those presently available to us. Numerous well-established companies are focusing significant resources within our industry that may adversely affect our ability to be successful. No assurance can be given that the Company will be able to effectively compete with these other companies or that competitive pressures, including possible downward pressure on the price of minerals that we discover, if any, will not arise. In the event that we cannot effectively compete on a continuing basis or competitive pressures arise, such inability to compete or competitive pressures will have a material adverse effect on our business, results of operations and financial condition.

WE HEAVILY DEPEND ON JAMES E. MCKAY AND MARK KUCHER.
----------------------------------------------------

     The success of the Company depends upon the personal efforts and abilities of James E. McKay and Mark Kucher. Mr. McKay serves as a director of the Registrant and the Registrant's President pursuant to a three-year consulting agreement, discussed in more detail below under "Item 5.02(c)." Mr. McKay also serves as the Registrant's Chief Executive Officer, Secretary and Treasurer. Mr. McKay and the Company may voluntarily terminate the consulting agreement at any time. Mark Kucher serves as a director of the Registrant and as Chief Executive Officer of Battle Mountain. The loss of Mr. McKay or Mr. Kucher could have a material adverse effect on our business, results of operations or financial condition. In addition, the absence of Mr. McKay or Mr. Kucher will force us to seek a replacement who may have less experience or who may not understand our business as well, or we may not be able to find a suitable replacement.

JAMES E. MCKAY, MARK KUCHER, WADE A HODGES AND KENNETH TULLAR CAN VOTE AN
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AGGREGATE OF 45.2% OFTHE REGISTRANT'S COMMON STOCK AND CAN EXERCISECONTROL OVER
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CORPORATE DECISIONS.
--------------------

     James E. McKay, Mark Kucher, Wade A. Hodges and Kenneth Tullar beneficially own an aggregate of approximately 42.5% of the issued and outstanding shares of the Registrant's common stock. Accordingly, they will exercise control in determining the outcome of all corporate transactions or other matters, including the election of directors, mergers, consolidations, the sale of all or substantially all of the Registrant's assets, and also the power to prevent or cause a change in control. The interests of Messrs. McKay, Kucher, Hodges and Tullar may differ from the interests of the other stockholders and thus result in corporate decisions that are adverse to other shareholders.

Risks Related to Our Common Stock

THE MARKET PRICE OF OUR COMMON STOCK HISTORICALLY HAS BEEN VOLATILE.
--------------------------------------------------------------------

     The market price of our common stock historically has fluctuated significantly based on, but not limited to, such factors as: general stock market trends, announcements of developments related to our business, actual or anticipated variations in our operating results, our inability to generate revenues, and conditions and trends in the gold exploration, development and production industry.

     Our common stock is traded on the over-the-counter Bulletin Board (the "OTCBB"). In recent years the stock market in general has experienced extreme price fluctuations that have oftentimes have been unrelated to the operating performance of the affected companies. Similarly, the market price of our common stock may fluctuate significantly based upon factors unrelated or disproportionate to our operating performance. These market fluctuations, as well as general economic, political and market conditions, such as recessions, interest rates or international currency fluctuations may adversely affect the market price of our common stock.

WE HAVE NOT CREATED A MARKET TO SUSTAIN THE SIGNIFICANT AMOUNT OF SHARES IN OUR
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PUBLIC FLOAT.
-------------

     We have approximately 15,870,000 shares of common stock in our public float; however, we have not created a market for our common stock. We may not have adequate time to create such a market prior to the time our shareholders resell their shares. If our shareholders resell their shares before we can create a market, it may exert downward pressure on the price of our common stock.

OUR COMMON STOCK IS SUBJECT TO THE"PENNY STOCK" RULES OF THE COMMISSION WHICH
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LIMITS THE TRADING MARKET IN OUR COMMON STOCK, MAKES TRANSACTIONS IN OUR COMMON
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STOCK CUMBERSOME AND MAY REDUCE THE VALUE OF AN INVESTMENT IN OUR COMMON STOCK.
-------------------------------------------------------------------------------

     Our common stock is considered a "penny stock" as defined in Rule 3a51-1 promulgated by the Commission under the Exchange Act of 1934 (the "Exchange Act"). In general, a security which is not quoted on NASDAQ or has a market price of less than $5 per share where the issuer does not have in excess of $2,000,000 in net tangible assets (none of which conditions the Company meets) is considered a penny stock. The Commission's Rule 15g-9 regarding penny stocks impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally persons with net worth in excess of $1,000,000 or an annual income exceeding $200,000 or $300,000 jointly with their spouse). For transactions covered by the rules, the broker-dealer must make a special suitability determination for the purchaser and receive the purchaser's written agreement to the transaction prior to the sale. Thus, the rules affect the ability of broker-dealers to sell our common stock should they wish to do so because of the adverse effect that the rules have upon liquidity of penny stocks. Unless the transaction is exempt under the rules, under the Securities Enforcement Remedies and Penny Stock Reform Act of 1990, broker-dealers effecting customer transactions in penny stocks are required to provide their customers with (i) a risk disclosure document; (ii) disclosure of current bid and ask quotations if any; (iii) disclosure of the compensation of the broker-dealer and its sales personnel in the transaction; and (iv) monthly account statements showing the market value of each penny stock held in the customer's account. As a result of the penny stock rules the market liquidity for our common stock may be adversely affected by limiting the ability of broker-dealers to sell our common stock and the ability of purchasers to resell our common stock.

     In addition, various state securities laws impose restrictions on transferring "penny stocks" and as a result, investors in our common stock may have their ability to sell their shares of the common stock impaired.

THE COMPANY HAS NOT PAID ANY CASH DIVIDENDS.
--------------------------------------------

     The Company has paid no cash dividends on its common stock to date and it is not anticipated that any cash dividends will be paid to holders of the Company's common stock in the foreseeable future. While the Company's dividend policy will be based on the operating results and capital needs of the business, it is anticipated that any earnings will be retained to finance the future expansion of the Company.

ITEM 3.02     UNREGISTERED SALES OF EQUITY SECURITIES

     The Registrant will issue an aggregate of 11,640,000 shares of common stock in a transaction that will not be registered under the Securities Act of 1933 (the "Act") to the former Battle Mountain shareholders pursuant to the Exchange whereby Battle Mountain became a wholly-owned subsidiary of the Registrant. The Registrant will claim the exemption from registration afforded by Rule 506 of Regulation D under the Act.

ITEM 5.01     CHANGES IN CONTROL OF REGISTRANT.

     On September 9, 2004, the Battle Mountain shareholders entered into the Agreement with the Registrant, whereby each Battle Mountain shareholder received one (1) share of Registrant's common stock for each share of Battle Mountain common stock for an aggregate of 11,640,000 shares of the Registrant's common stock. Along with the execution of the Agreement, James E. McKay, Ken Tullar and Wade A. Hodges executed stock purchase agreements to purchase 3,700,000, 1,900,000 and 1,900,000 shares, respectively, or an aggregate of 7,500,000 shares, of the Registrant's common stock from Nikoloas Bekropoulos a former Director of the Registrant. Additionally Bug River, Mark Kucher and Paul Taufen executed stock purchase agreements to purchase 2,000,000, 1,000,000 and 500,000 shares, respectively, or an aggregate of 3,500,000, shares of the Registrant's common stock from Dana Neill Upton, the Registrant's former President, Secretary, Treasurer and Director. Following the execution of the Agreement and the stock purchase agreements, the Battle Mountain shareholders owned 22,640,000 shares of the Registrant's common stock. As a result of these transactions, the following individuals will exercise control over the Registrant:


             Shares of Common Stock Beneficially Owned (1)

Name               No. of Shares   Percentage
----               --------------  ----------

James E. McKay      4,700,000         12.0%

Mark Kucher         8,510,000 (2)     22.1%

Wade A. Hodges      2,100,000          5.5%

Kenneth Tullar      2,100,000          5.5%
--------------  --------------  -----------


(1) The number of shares of common stock owned are those "beneficially owned" as determined under the rules of the Securities and Exchange Commission, including any shares of common stock as to which a person has sole or shared voting or investment power and any shares of common stock which the person has the right to acquire within sixty (60) days through the exercise of any option, warrant or right. As of November 9, 2004, there were 38,510,000 shares of common stock outstanding, 11,640,000 of which relate to the Exchange and have not been issued as of the filing of this report.

(2) Includes 3,160,000, 1,000,000, and 1,000,000 shares of common stock owned by Bug River, British Swiss Investment Corp. ("British Swiss"), and Warrior Resources Corp. ("Warrior"), respectively. Mark Kucher is a director and shareholder of Bug River, British Swiss, and Warrior.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     (b) On September 9, 2004, Nikoloas Bekropoulos and Philip Stanley Taneda resigned as Directors of the Registrant. On that same date, Mark Kucher resigned as the Chief Executive Officer and President of the Registrant.

     (c) On September 9, 2004, the Registrant's Board of Directors, via unanimous written consent, appointed James E. McKay as the Registrant's Chief Executive Officer and President. Mr. Kucher will continue to serve as Principal Financial Officer. Mr. Kucher has served in this capacity since his appointment as an officer of the Registrant in April 2004.

     JAMES E. MCKAY, age 58, has served as the Registrant's President, Chief Executive Officer, Secretary and Treasurer since June 2004. From July 1992 to May 2004, Mr. McKay was a manager and Director of Miramar Mining Corporation's, American Eagle Resources and managed the Golden Eagle Mine in Storey Co. in
Nevada. During the same period, Mr. McKay served as a director of Aurex, a Canadian-Chilean partnership involved in acquisitions and the ownership and management of an underground copper-gold mine in Chile. From February 1989 to July 1993, Mr. McKay was a self-employed Consultant. Mr. McKay has over thirty
(30) years of foreign and North American exploration and operational experience. His experience has included corporate directorships and exploration, operations and reclamation management. In 1979, following six years as a field exploration geologist in Africa, Colombia, Mexico, and North America, he was designated the on-site manager of Homestake Mining Corporation's McLaughlin exploration project, from its inception through the announcement of the discovery of the 3 million ounces gold deposit. Mr. McKay holds a Masters in Business Administration and a Bachelor of Science degree in Geological Engineering both from the University of Nevada.

     Effective June 1, 2004, James E. McKay entered into a consulting agreement with the Registrant pursuant to which Mr. McKay serves as the Registrant's President. Mr. McKay began assisting Mark Kucher as the Registrant's President, Chief Executive Officer, Secretary and Treasurer in June 2004. Mr. McKay began formally serving in these capacities in September 2004. Pursuant to the consulting agreement, Mr. McKay receives a base salary of $7,500 per month, three (3) weeks of paid vacation, and an option, which was approved by our board of directors, to purchase 500,000 shares of the Company's common stock at an exercise price of $0.99 per share that vests in its entirety on May 31, 2005. Mr. McKay and the Registrant may terminate the consulting agreement at will, provided, however, that if the Registrant's terminates the consulting agreement for any reason, or if Mr. McKay and the Registrant mutually decide to terminate the agreement at any time before the third anniversary date of the agreement, the Registrant will pay Mr. McKay a severance at his then current salary through the third anniversary date upon such termination. If the Registrant terminates Mr. McKay's employment prior to May 31, 2005, the option will automatically vest in its entirety on the date of such termination.

     Mark Kucher has not entered into a consulting agreement or an employment agreement with the Registrant.

     (d) On September 9, 2004, the Registrant's Board of Directors appointed James E. McKay and Wade A. Hodges as Directors.

     James E. McKay has entered into a consulting agreement with the Registrant as discussed above under Item 5.02(c).

     Wade A. Hodges, a Director of the Company, owns a forty percent (40%) membership interest in NGXS. As contemplated by the Joint Venture, Battle Mountain and NGXS formed Pediment to explore the Nevada great basin physiographic area using a proprietary water chemistry database developed by NGXS. Mr. Hodges will provide geological services to the Joint Venture in consideration for $400 per day plus a per diem of $125 per day. Mr. Hodges received an aggregate of $42,000 as of the filing of this report for services that he provided to the Joint Venture.

     Messrs. McKay and Hodges have not been named to any committees of the Registrant's Board of Directors, and any committees of the Registrant's Board of Directors to which Messrs. McKay and Hodges may be named have not been determined, as of the filing of this report.

ITEM 8.01     OTHER EVENTS

     On September 9, 2004, Mark Kucher also resigned as the Registrant's Secretary and Treasurer. On that same day, the Registrant's Board of Directors appointed James E McKay as Secretary and Treasurer.

ITEM  9.01     FINANCIAL  STATEMENTS  AND  EXHIBITS

     (a) Financial Statements of Battle Mountain Gold Exploration, Inc. to be provided.

     (b)  Pro  Forma  Financial  Information  To  Be  provided

     (c)  Exhibits:

     2.1  Exchange  Agreement
     10.1 Exploration Agreement with Nevada Gold Exploration Solutions, LLC, including Members Agreement and Operating Agreement regarding Pediment Gold, LLC
     10.2 Consulting  Agreement  with  James  E.  McKay
     10.3 Amended  Initial  Contribution  Schedule

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Battle Mountain Gold Exploration Corp.

November 19, 2004

/s/  James E. McKay
-------------------
James E. McKay
Chief Executive Officer